Exhibit 4.3

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND SERIES D CONVERTIBLE NONCUMULATIVE PERPETUAL PREFERRED STOCK, PAR VALUE $1.00 SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT FULLY PAID AND NONASSESSABLE SHARES OF SERIES D CONVERTIBLE NONCUMULATIVE PERPETUAL PREFERRED STOCK, $1.00 PAR VALUE PER SHARE, OF COMMUNITY FINANCIAL SHARES, INC. The shares represented by this certificate are transferable only on the stock transfer books of Community Financial Shares, Inc. (the “Company”) by the holder of record hereof, or by his duly authorized PREFERRED attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and Bylaws of the Company and any amendments thereto (copies of which are on file with the Corporate Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation. IN WITNESS THEREOF, COMMUNITY FINANCIAL SHARES, INC. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed. Dated: CORPORATE SECRETARY PRESIDENT & CHIEF EXECUTIVE OFFICER

COMMUNIT Y FINANCIAL SHARES, INC. Subject to any applicable regulatory approvals, the Board of Directors of Company is authorized by vote or votes, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof. The following abbreviations, when used in the inscription on the face of this certificate , shall be construe d as though they were writ ten out in full according to applicable laws or regulations: TEN COM as tenants in common TEN ENT – as tenants by entireties JT TEN – as joint tenants with right of survivorship not as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT Custodian (until age) (Cust) under Uniform Transfers (Minor) to Min ors Act (State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto SOCIAL SECURIT Y OR TAXPAYER IDENTIF IC ATION NUMBER PLEA SE PR INT OR TYPE – NAME AND ADDRESS, IN CLUDING ZIP CODE, OF ASSIGNEE SHARES SOCIAL SECURIT Y OR TAXPAYER IDENTIF IC ATION NUMBER PLEA SE PR INT OR TYPE – NAME AND ADDRESS, IN CLUDING ZIP CODE, OF ASSIGNEE SHARES of the preferred stock re presented by the within Certi3cate and do hereby irrevocably co institute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. A NOTARY SEAL IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR IN STITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15. Signature(s) Signature(s) NOTICE: THE SIGNATURE(S) ON THIS ASSI GNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULA R WITHOUT ALTERATIO N OR ENLARGEMENT OR ANY CH ANGE WHATEVER. TH E SIGNATURE(S ) MUST BE GUARANTE ED BY A COMMERCIA L BANK OR TRUST COMPANY, OR BY A NEW YORK OR MIDWEST STOCK EXCHANGE MEMBER OR FIR M, WHOSE SIG NATURE IS KNOWN TO THE TRANSFER OFFICE. Medallion Signature(s) Guarantee THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (T HE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED I( ) IN THE ABSENCE OF A ( ) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT P ( ROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES I( N THE FORM OF A SELLER REPRESENTATION LETTER AND, F I APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE).